COLUMBIACOLUMBIA PROPERTYPROPERTY TRUSTTRUST INVESTOR PRESENTATION 11.2020 1

CONTENTS Company Overview Page 3 Case Studies Page 20. Appendix Page 24 2

WHY INVEST?  Exceptional gateway portfolio at discounted valuation Modernized, boutique office properties in strategic submarkets  Attractive yield with durable cash flows 96% leased with strong rent roll and limited near-term expirations  Investment grade balance sheet Strong liquidity and flexibility on future capital projects  Multiple growth drivers Embedded NOI growth from signed leases and attractive development pipeline 3

WHAT SETS US APART? Our Portfolio Our Platform • Strategic locations CONSTRUCTION LEASING & • Modernized buildings with ASSET health safety features MANAGEMENT DEVELOPMENT • Attractive outdoor space and PROPERTY MANAGEMENT FUND amenities MANAGEMENT • Exceptional service to tenants ACQUISITIONS & DISPOSITIONS FINANCE & ACCOUNTING • Targeted capital investments JOINT VENTURE MANAGEMENT 4

DESIRABLE BUILDINGS IN PRIME LOCATIONS 201 California 315 Park Ave. S. 229 W. 43rd St. 114 Fifth Ave. 249 W. 17th 218 W. 18th San Francisco New York New York New York New York New York 333 Market St. 95 Columbus 149 Madison 799 Broadway 101 Franklin St. Terminal Warehouse San Francisco Jersey City, NJ New York New York New York New York (redevelopment) (development) (redevelopment) (redevelopment) 650 California St. San Francisco 116 Huntington Ave. 96% leased Boston 221 Main St. San Francisco University Circle 1800 M Street Market Square 80 M Street Palo Alto, CA Washington, D.C. Washington, D.C. Washington, D.C. 5

LEADING GATEWAY SUBMARKETS NEW YORK SAN FRANCISCO WASHINGTON, D.C. 229 W. 43rd Terminal Warehouse 149 Madison 218 W. 18th 315 Park Ave. S 249 W. 17th 114 Fifth 201 California 799 Broadway JERSEY CITY 95 Columbus 101 Franklin 2.2M total SF 2.2M total SF 1.5M total SF 1 98% leased 94% leased 94% leased Data for properties owned in unconsolidated joint ventures presented at 100%. 1New York metrics exclude 149 Madison, 799 Broadway, 101 Franklin Street, and Terminal Warehouse. 6

REDEVELOPED PORTFOLIO Portfolio has recently received substantial renovations Properties now positioned among best-in-class for competitive sets 7

ATTRACTIVE DIVIDEND YIELD DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% ESRT KRC DEI HPP BXP PGRE VNO SLG CXP As of 11.13.20 8

LIMITED NEAR-TERM ROLLOVER LEASE EXPIRATIONS BY YEAR (% OF ALR) 35% 33% 30% 25% 6.2 years Average remaining lease term 20% 16% 15% 12% 11% 10% 8% 6% 6% 5% 4% 2% 1% 0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ Note: Amounts may not sum to 100% due to rounding. 9

NEAR-TERM LEASE ROLLOVER AND DELIVERIES 1 Building Leased 2020-21 Roll PROPERTY or Deliveries HIGHLIGHTS SF % CXP share / Total • Higher view floors available next summer 95 COLUMBUS 630,000 99% 175,000 • Property sits at intersection of Midtown & Jersey City Downtown PATH trains in vibrant Grove St neighborhood • One of the premier office addresses in UNIVERSITY Silicon Valley, with Four Seasons Hotel 64,000/ onsite and large communal courtyard CIRCLE 453,000 83% 116,000 • Highest rents in CXP portfolio (over $100/sf East Palo Alto gross) • Expiring rents considerably below market • Future mass timber vertical expansion and 80 M STREET 242,000 97% 58,000 renovations position building as best in class Washington, D.C. boutique office in vibrant ballpark neighborhood • Over 300k SF leased at this North Financial 650 CALIFORNIA District since 2017 470,000 96% 44,000 • #2 in Architectural Digest list of most San Francisco Breathtaking Office Views in the world • Expiring rents materially below market • Exciting new construction near Union Square 799 Broadway 90,000/ • 15’ ceilings, with floor-to-ceiling glass 182,000 0% New York City 182,000 • Multiple private terraces and high-end amenities 1As of 9.30.2020 10

STRONG RENT COLLECTIONS 2Q 2020 3Q 2020 October 2020 Total Rents 98% 98% 98% collected collected collected Office Rents 99% 99% 98% collected collected collected 11

STRONG & FLEXIBLE BALANCE SHEET1 INVESTMENT DEBT MATURITIES GRADE RATINGS Baa2 BBB 600  Mortgage Debt - JV  Bonds  Term Loans 2.38% $302 million 500  Line of Credit Cash 400 16% / 84% 4.15% 3.65% $325 Secured Unsecured 2.55% 300 Extension options into 32% 2022 & 2023 Net Debt to 200 $350 $350 Real-Estate Assets2 3.07% 5.45% $300 Market 100 Square5 $150 $4.1 billion $123 $166 DEBT OUTSTANDING ($M) OUTSTANDING DEBT Unencumbered Assets 0 (89% of total portfolio)3 2020 20214 2022 2023 2024 2025 2026 1 Pro forma for the contribution of 221 Main Street to the Allianz joint venture on October 8, 2020. 2 Non-GAAP financial measure; Net Debt to Gross Real Estate Assets includes our interest in joint ventures and is calculated as debt less cash, as a percentage of undepreciated assets. 3 Includes CXP’s interest in unconsolidated joint ventures. 4 Reflects 49.7% of the construction loan secured by 799 Broadway and 8.65% of the acquisition loan secured by Terminal Warehouse, both owned through unconsolidated joint ventures. 5 Reflects 51% of the mortgage note secured by the Market Square buildings, which Columbia owns through an unconsolidated joint venture. 12

SECTOR-LEADING SAME-STORE NOI GROWTH •14% • Strategic locations 2018 same-store 1 and renovations • 2.6 million SF NOI growth leased in our core • Best-in-class service markets 2017-2020 •8% and amenities 2019 same-store • 36% average NOI1 growth • Creative rent roll cash leasing management spreads •8% - 10% 2020 same-store NOI guidance 1Non-GAAP financial measure. See Appendix. 13

COMPONENTS OF NET ASSET VALUE (9.30 PRO FORMA FOR 10.8 SALE OF 45% OF 221 MAIN TO ALLIANZ) In-Place (in thousands) Q3 2020 Annualized Cash Net Operating Income1 $205,000 Construction in Progress – 149 Madison, 799 Broadway, 101 Franklin, Terminal 570,000 & 80 M (cost basis) Normandy Acquisition2 100,000 Debt (1,764,000) Working Capital 220,000 Planned Capital Expenditures3 (42,000) Additional Signed Leases Contractual Cash NOI – not yet Cash Paying but beginning by 12.31.204 10,000 Associated Leasing Capital (committed but not yet accrued)5 (57,000) Note: Table includes non-GAAP financial measures. See Appendix. 1Adjusted for non-recurring revenues and expenses and mid quarter leasing activity. 2Includes 3.26 million convertible preferred OP units with a liquidation preference of $26.50 and $13.5 million in cash 3Committed capital for building projects and leasing costs for leases that are currently “cash paying”. 4Includes incremental impact from leases that have not yet commenced or are in abatement as of 12/31/19 and begin paying cash by 12.31.20. 5Leasing costs for leases that are not yet “cash paying”. 14

EMBEDDED GROWTH FROM SIGNED LEASES1 CASH RENT CURRENTLY IN NOT YET COMMENCEMENT TENANT PROPERTY MARKET SF (000s) ABATEMENT COMMENCED YEAR Triage 221 Main Street SF 25 ✔ 2020 Consulting 315 Park Avenue Twitch NY 35 ✔ 2020 South Credit Suisse 650 California SF 31 ✔ 2020 218 West 18th Company 3 NY 30 ✔ 2021 Street 218 West 18th Ernst & Young NY 272 ✔ 2021 Street Berkeley 1800 M Street DC 6 ✔ 2020 Research Biogen Market Square DC 5 ✔ 2020 Other abated 17 ✔ 2020 & 2021 leases Total Embedded NOI: Cash Rents beginning by 12.31.203 $10M $-M Total Embedded NOI: Cash Rents beginning beyond 20203 $2M $1M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest. 2Lease renewal – only incremental income included here. 3NOI is a non-GAAP financial measure. See Appendix. 15

799 BROADWAY DEVELOPMENT Union Square and Greenwich Village NEW YORK Ground-up development of 12-story office building • Will contain 182,000 SF of boutique office space • Floor plates from 3,600 – 22,000 SF • 15’ ceilings, with floor-to-ceiling glass • Multiple private terraces and high-end amenities • Expected 2021 delivery • Partnering with Normandy Fund IV and NTT Planned building rendering Construction progress Planned building rendering (October 2020) 16

80 M STREET EXPANSION Capitol Riverfront / Navy Yard WASHINGTON, D.C. 105,000 sf vertical expansion of well-leased building • 60% pre-leased • 16’ slab to slab floors • Multiple outdoor terraces including penthouse with expansive greenspace • Will feature environmentally-friendly mass timber construction, the first such project in D.C. • Expected 2022 delivery Planned building rendering Planned building rendering Planned building rendering 17

ADDITIONAL RE-DEVELOPMENT OPPORTUNITIES

149 Madison
New York City



Opportunity to fully modernize 12-story boutique-sized office building on prime corner

- NoMad district of Midtown South
- 14'+ slab-to-slab and oversized windows throughout

Terminal Warehouse
New York City



TERMINAL WAREHOUSE
FREE
COLD
BONDED
STORAGE
CENTRAL STORES

Opportunity for signature boutique office, retail and events destination in West Chelsea

- 1.1MM SF of creative office and 75,000 SF of retail
- 7-13 stories, with roof decks and cascading terraces
- GP with ~9% interest

101 Franklin
New York City



Opportunity for complete redevelopment of 16-story office building in sought-after Tribeca

- Walkable, amenity-rich neighborhood
- Limited supply of high-end office space in submarket

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COMMITMENT TO CORPORATE RESPONSIBILITY Commitment to Ethical & Socially- Transparent and Sustainability Conscious Business Investor-Centered Practices Governance  Strong commitment to  Board composed of 75% Diversity, Equity, and supermajority of of portfolio Inclusion independent directors certified*  Practices, initiatives,  Annual elections for all and environmental directors performance data 82% detailed in our 2019  Executive pay aligned with performance of portfolio ESG Report and Supplement, available LEED certified  No legacy family issues on our company website among shareholder base  Company and its or board employees actively  No tax protection support charities and agreements constraining volunteer organizations strategic decisions in our markets All data is at 100% of all properties, including those held through joint venture partnerships. *Reflects certified properties and properties that have met certification criteria and are awaiting certification. LEED and the related logos are trademarks owned by the U.S. Green Building Council and are used with permission. Energy Star and the Energy Star mark are registered trademarks owned by the U.S. Environmental Protection Agency. These logos are used herein to identify Columbia buildings that have been awarded these designations. 19

CASE STUDIES 20

APPENDIX: Case Studies 315 PARK AVENUE SOUTH 332,000 sf NEW YORK Created a premier Midtown South office destination that commands premium rents • Acquired in 2015, with 17 of 20 floors vacant or rolling within two years at below market rents • Initiated a program of renovations and amenities to reposition as “best on Park Avenue South” • Achieved 304,000 SF of leasing through 2019, bringing property to 100% leased • Record rents for Park Avenue South corridor Return on Renovation Capital ($ in 000’s) Incremental NOI Capital ROI $2,600 $15,300 16.8% 21

80 M STREET 286,000 sf WASHINGTON, D.C. Increased NOI and achieved 94% leased through high-impact renovations • Former Class-B property leased to government contractors, with short-term leases and rates in low $40s • Launched building repositioning with transformative $3M lobby renovation ahead of major lease rollover • Rebranded property to compete with new construction and attract more creative tenant base • Increased rental rates by 20% while re-leasing 75% of building Return on Renovation Capital ($ in 000’s) Incremental NOI Capital ROI $640 $3,000 20.9% 22

221 MAIN STREET 380,000 sf SAN FRANCISCO Raised rents by 97% through targeted improvements and creative rent roll management • Acquired in 2014, with rents well below market, material vacancy, and over 30% roll within three years • Invested ~$7M in strategic renovations to appeal to fin-tech tenants • Created contiguous “vertical campus” through creative relocation and selective renewals • Reduced # of tenants by half while improving tenant quality and driving building to 100% leased • Took building from performance in-line with market, to signing leases at 10% premium to market comps • Sold 45% of building to Allianz in October 2020 at $400M valuation (undepreciated book value of $254M) Performance Summary Stabilized Yield on Cost >7% Value Creation ~50% 23

APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 www.columbia.reit ir@columbia.reit 24

DRAMATIC RENT ROLL-UPS DRIVING GROWTH NET CASH LEASING SPREADS1 OVER PRIOR LEASES 60% 52% 50% 40% 36% 31% 30% 20% 20% 19% 10% 10% 0% 2015 2016 2017 2018 2019 2020 YTD 1 Net rent of new signed leases over net rent of prior lease in the same space on existing properties. 25

UNCONSOLIDATED JOINT VENTURES • Increase scale in top markets through a University Circle 799 Broadway capital efficient structure • Current gross asset over $4 billion 114 Fifth Ave Market Square 221 Main Joint Venture Ownership Interest CXP Partners Partner Property 55% 45% Allianz Real Estate University Circle, Silicon Valley 55% 45% Allianz Real Estate 333 Market Street, San Francisco 55% 45% Allianz Real Estate 221 Main Street, San Francisco 55% 45% Allianz Real Estate 1800 M Street, Washington, D.C. 49.5%* 49.5%* Allianz Real Estate 114 Fifth Avenue, New York 51% 49% Blackstone Market Square, Washington D.C. 49.7% 50.3% Normandy Fund IV & NTT 799 Broadway, New York 8.7% 91.3% Multiple Terminal Warehouse *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue. 26

EXECUTIVE TEAM



Nelson Mills
President and CEO



Jim Fleming
Executive VP and CFO



Jeff Gronning
Executive VP and CIO



Gavin Evans
Executive VP – Acquisitions



Kevin Hoover
Executive VP – Portfolio Management



David Cheikin
Sr. VP – Asset Mgmt. & Leasing



David Dowdney
Sr. VP – West Coast



Travis Feehan
Sr. VP – New York Transactions Lead



Wendy Gill
Sr. VP – Chief Accounting Officer



Patrick Keeley
Sr. VP – D.C. Region Lead



Stephen Smith
Sr. VP – Property Management



Amy Tabb
Sr. VP – Business Development



Paul Teti
Sr. VP – Asset Mgmt. & Leasing



Steve Trapp
Sr. VP – Construction



Elka Wilson
Sr. VP – Corporate Operations



Melissa Donohoe
VP – Private IR



Doug McDonald
VP – Finance



Matt Stover
Sr. Dir. – Finance & Public IR

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FORWARD-LOOKING STATEMENTS This presentation contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; the impact of the COVID-19 pandemic on our results of operations; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date this presentation is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: risks affecting the real estate industry and the office sector, in particular (such as the inability to enter into new leases, dependence on tenants' financial condition, and competition from other owners of real estate); risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate market developments in our target markets; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third-party response to, the recent COVID-19 outbreak; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements and similar governmental and private measures taken to combat the spread of COVID-19; risks relating to the use of debt to fund acquisitions; availability and terms of financing; the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks relating to repositioning our portfolio; risks relating to reduced demand for, or over supply of, office space in our markets; risks relating to acquisition and disposition activities; the ability to successfully integrate our operations and employees in connection with the acquisition of Normandy Real Estate Management, LLC (“Normandy”); the ability to realize anticipated benefits and synergies of the acquisition of Normandy; amount of the costs, fees, expenses, and charges related to the acquisition of Normandy; risks associated with our ability to continue to qualify as a real estate investment trust (“REIT”); risks associated with possible cybersecurity attacks against us or any of our tenants; potential liability for uninsured losses and environmental contamination; potential adverse impact of market interest rates on the market price for our securities; and risks associated with our dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectations, see our Annual Report on Form 10-K for the year ended December 31, 2019, and subsequently filed periodic reports. The names, logos, and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of September 30, 2020. 086-CORPPRES0820 28

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 9/30/20 Annualized Net Cash Provided by Operating Activities $ 35,655 $ 142,620 Straight line rental income 5,148 20,592 Depreciation of real estate assets (17,378) (69,512) Amortization of lease-related costs (7,862) (31,448) Income from unconsolidated joint venture 2,002 8,008 Distribution of earnings from unconsolidated joint ventures (5,044) (20,176) Net loss attributable to non-controlling interest in the Operating Partnership (191) (764) Net loss attributable to non-controlling interest in consolidated joint venture (56) (224) Other non-cash expenses (6,103) (24,412) Net changes in operating assets & liabilities (804) (3,216) Net Income (loss) attributable to CXP stockholders $ 5,367 $ 21,468 Interest expense (net) 9,415 37,660 Income tax benefit 383 1,532 Depreciation of real estate assets 17,378 69,512 Amortization of lease-related costs 9,584 38,336 Adjustments from unconsolidated joint venture 15,140 60,560 EBITDA $ 57,267 $ 229,068 EBITDAre $ 57,267 $ 229,068 Acquisition costs 391 1,564 Non-cash compensation expense – OP units 3,190 12,760 Adjustments included in net loss attributable to non-controlling interest in the Operating Partnership 191 764 Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture (134) (536) Adjusted EBITDAre $ 60,905 $ 243,620 Definitions of the non-GAAP financial measures that Columbia presents, as well as a statement of the reasons why management believes these non-GAAP measures provide useful information to investors about the company’s financial condition and results of operations, can be found in the Q3 2020 Supplemental Information Package furnished by the Company as Exhibit 99.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on October 29, 2020. 29

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 9/30/20 Annualized Adjusted EBITDAre $ 60,905 $ 243,620 Management fee revenues (9,632) (38,528) Management fee revenues – unconsolidated (809) (3,236) General and administrative – corporate 8,325 33,300 Management fee expense 7,785 31,140 Straight-line rental income (net) (5,045) (20,180) Above/below lease market amortization (net) (1,722) (6,888) Market value adjustment to investment in Real Estate Funds 192 768 Adjustments from unconsolidated joint ventures (1,835) (7,340) Net Operating Income (based on cash rents) $ 58,164 $ 232,656 Adjustment for Non-Recurring Revenues / Expenses (6,971) (27,884) Net Operating Income (based on cash rents) – Adjusted $ 51,193 $ 204,772 30

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Twelve Months Ended 12/31/2018 12/31/2017 Net Income $ 9,491 $ 176,041 Interest expense (net) 56,477 58,187 Interest income from development authority bonds (6,871) (7,200) Income tax expense 37 (213) Depreciation 81,795 80,394 Amortization 32,554 32,403 Adjustments included in income (loss) from unconsolidated joint ventures 58,144 29,726 EBITDA $ 231,627 $ 369,338 Gain on sale of real estate assets - (175,518) Gain on sale of unconsolidated joint venture interests (762) - Impairment loss on real estate assets 30,812 - EBITDAre $ 261,677 $ 193,820 (Gain) loss on extinguishment of debt (23,340) 325 Adjusted EBITDAre $ 238,337 $ 194,145 Asset & property management fee income (7,384) (3,782) General and administrative - corporate 32,979 34,966 General and administrative - unconsolidated joint ventures 3,108 1,454 Straight line rental income (net) (25,984) (31,932) Above/below lease market amortization, net (3,152) (494) Adjustments included in income (loss) from unconsolidated joint ventures (6,303) 425 Net Operating Income (based on cash rents) (1) $ 231,601 $ 194,782 Less Net Operating Income from: Acquisitions (2) (42,716) (10,223) Dispositions (3) (4) 385 (18,339) Same Store Net Operating Income (based on cash rents) (5) $ 189,270 $ 166,220 (1) Includes CXP's ownership share of NOI for properties held in unconsolidated joint ventures. (2) Reflects activity for the following properties acquired since January 1, 2017, for all periods presented: Lindbergh Center (retail), 799 Broadway (49.7% share), 149 Madison Avenue, 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share). (3) Reflects activity for the following properties sold since January 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, and 515 Post Oak. (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were owned for the entirety of the periods presented. 31

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Twelve Months Ended 12/31/2019 12/31/2018 Net income (loss) attributable to CXP stockholders $ 9,197 $ 9,491 Interest expense (net) 42,997 56,477 Interest income from development authority bonds - (6,871) Income tax expense 21 37 Depreciation 78,292 81,795 Amortization 27,908 32,554 Adjustments included in income (loss) from unconsolidated joint ventures 57,334 58,144 EBITDA $ 215,749 $ 231,627 Gain on sale of real estate assets (42,030) - Gain on sale of unconsolidated joint venture interests - (762) Impairment loss on real estate assets 43,941 30,812 EBITDAre $ 217,660 $ 261,677 (Gain) loss on extinguishment of debt - (23,340) Pre-acquisition costs 6,398 - Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture (126) - Adjusted EBITDAre $ 223,932 $ 238,337 Asset and property management fee income (7,544) (7,384) General and administrative - corporate 32,779 32,979 General and administrative - unconsolidated joint ventures 3,567 3,108 Straight line rental income (net) (12,395) (25,984) Above/below lease market amortization, net (4,362) (3,152) Adjustments included in income (loss) from unconsolidated joint ventures (4,230) (6,303) Net Operating Income (based on cash rents) (1) $ 231,747 $ 231,601 Less Net Operating Income from: (261) 66 Acquisitions (2) Dispositions (3) (4) (20,682) (35,801) Same Store Net Operating Income (based on cash rents) (5) $ 210,804 $ 195,866 (1) Includes CXP's ownership share of NOI for properties held in unconsolidated joint ventures. (2) Reflects activity for the following property acquired since January 1, 2018, for all periods presented: 799 Broadway (49.7% share), 101 Franklin (92.5% share), and 201 California Street. (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: Lindbergh Center, One & Three Glenlake, 222 East 41st Street, University Circle (22.5% share) and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were owned for the entirety of the periods presented. 32

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES As of Period End (in thousands) 9/30/20 Debt - Consolidated $ 1,651,000 Debt – Columbia's share in unconsolidated joint ventures 288,794 Cash – consolidated (272,790) Cash – Columbia's share in unconsolidated joint ventures (29,523) Net Debt $ 1,637,481 Adjustment for contribution of 221 Main Street to Allianz joint venture (176,000) Net Debt - Adjusted $ 1,461,481 Total Real Estate Assets – Consolidated $ 2,692,110 Buildings and Improvements - accumulated depreciation – consolidated 332,805 Intangible lease assets - accumulated depreciation – consolidated 59,793 Intangible lease origination costs – consolidated 34,642 less: Intangible lease liabilities - consolidated (11,756) Gross Real Estate Assets - Consolidated $ 3,107,594 Gross Real Estate Assets – Columbia’s share of properties in unconsolidated joint ventures 1,547,298 Gross Real Estate Assets - Total $ 4,654,892 Adjustment for contribution of 221 Main Street to Allianz joint venture (34,027) Gross Real Estate Assets - Adjusted $ 4,620,865 33